LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2001

                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND
                                  ALPHA SERIES
                              INTERNATIONAL SERIES
                           WORLD BOND-DEBENTURE SERIES
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This Statement of Additional Information is not a Prospectus. A Prospectus
may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett All Value Fund the (the "All Value Fund") (formerly known as the Growth & Income Series), Alpha Series, International Series, and World Bond-Debenture Series (each individually the "Fund" or collectively the "Funds"), dated March 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

         TABLE OF CONTENTS                              PAGE
         1.   Fund History                                 2
         2.   Investment Policies                          2
         3.   Management of the Fund                      10
         4.   Control Persons and Principal
              Holders of Securities                       13
         5.   Investment Advisory and Other Services      14
         6.   Brokerage Allocations and Other Practices   15
         7.   Capital Stock & Other Securities            16
         8.   Purchases, Redemptions & Pricing            21
         9.   Taxation of the Fund                        25
        10.   Underwriter                                 26
        11.   Performance                                 27
        12.   Financial Statements                        28

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                                       1.
                                  FUND HISTORY

The Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993. Four of the six funds or series ("Funds") are described in this Statement of Additional Information. All the Funds have four classes of shares (A, B, C, and P), while International Series has an additional class of shares, Class Y. Only Classes A, B, and C for the Alpha Series, the All Value Fund (formerly known as Growth & Income Series), and the World Bond-Debenture Series, and Classes A, B, C, and P of the International Series are offered by this Statement of Additional Information.

                                       2.
                              INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

      (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

      (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

      (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

      (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

      (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

      (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

      (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of the purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

      (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

      (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

      (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

      (4) invest in securities issued by other investment companies except to the extent permitted by applicable law (International Series may not, however, rely on 12(d)(1)(F) and Sections 12(d)(1)(G) of the
            Act);

      (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of its total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.);

      (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of its officers or trustees or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

      (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

      (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

      (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than its shares.

PORTFOLIO TURNOVER. For the fiscal year ended October 31, 2000, the portfolio turnover rate was 1.54% for the Alpha Series; 65.06% for the Growth & Income Series, now known as the All Value Fund; 35.14% for the International Series; and 104.02% for the World Bond-Debenture Series.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolios. In the case of the Alpha Series, references to each Fund refers to the underlying funds.

BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.

FOREIGN SECURITIES. International Series and the World Bond-Debenture Series may invest all of their assets in foreign securities that are primarily traded outside the United States. The All Value Fund may invest 10% of its assets in foreign securities, and the underlying funds in which the Alpha Series invests also may invest 10% of their assets in foreign securities. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, only the World-bond-Debenture Series currently intends to do so. In addition, as discussed below, the Developing Growth Fund, in which the Alpha Series invests, may enter stock index futures transactions.

Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount.

Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present the following risks:

      - While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.

      - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

      - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

      - Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's NAV.

      - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

      - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

STOCK INDEX FUTURES CONTRACTS. The Developing Growth Fund, in which the Alpha Series invests, believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

      -  Domestic and foreign securities that are not readily marketable.

      - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

      - Certain restricted securities, unless the Board of Trustees determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

144A securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The International and World Bond-Debenture Series invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. A Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Funds' transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants which are not listed on the NYSE or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund, except World Bond-Debenture Series, will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

SHORT SELLING RISKS. Short selling is speculative and involves greater risks than investing in stocks. An investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

SHORT-TERM FIXED INCOME SECURITIES. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:

      - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

      - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

      - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

      - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accept" when a bank guarantees their payment at maturity.

      - Repurchase agreements. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. Repurchase agreements are typically collateralized by short-term fixed securities.

U. S. GOVERNMENT SECURITIES. These are obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. The World Bond-Debenture Series may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

PRINCIPAL ONLY AND INTEREST ONLY FIXED INCOME INVESTMENTS. The World Bond-Debenture Series may invest in fixed income securities that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments."

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying loans. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying loads are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid loads. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.


                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director, or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President.  Age 55.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 to 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since
1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Center of America, Inc. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age
70.

C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B. Williams Co., Inc. Age 67.

THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976).  Currently serves as director of Ace, Ltd. and Exult, Inc.  Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside Trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the funds' equity-based retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                          FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
                                          ------------------------------------------
(1)                                 (2)                                 (3)                                 (4)
                                                                        Equity-Based                        For Year Ended
                                                                        Retirement Benefits                 December 31, 2000
                                                                        Accrued by the                      Total Compensation
                                    Aggregate                           Trust and                           Paid by the Trust and
                                    Compensation                        Twelve Other Lord                   Twelve Other Lord
                                    Accrued by                          Abbett-sponsored                    Abbett-sponsored
Name of Trustee                     the Funds(1)                        Funds(2)                            Funds(3)
---------------                     --------------                      ----------------------              ---------------------
E. Thayer Bigelow                        $2,018                                $19,491                             $60,000
William H.T. Bush                        $2,027                                $16,396                             $60,500
Robert B. Calhoun, Jr.                   $2,035                                $12,530                             $61,000
Stewart S. Dixon                         $2,099                                $35,872                             $62,900
C. Alan MacDonald                        $1,993                                $29,308                             $59,500
Thomas J. Neff                           $2,058                                $21,765                             $61,200

1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan ("equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the plan will be directly linked to the investment performance of the funds.

    The amounts of the aggregate compensation payable by each of the Funds as of October 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $6,559; Mr. Bush, $553; Mr. Calhoun, $2,865; Mr. Dixon, $18,505; Mr. MacDonald, $17,249;
    and Mr. Neff, $40,594.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000. In 1996, the equity-based plans superseded a previously approved retirement plan for all directors/trustees, although accruals continued under the retirement plan until October 31, 2000. All of the current outside directors/trustees elected to convert their accrued benefits under the retirement plan.

3. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

                            --------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years Messrs. Brown, Carper, Fetch, Gerber, Hilstad, Hudson, McGruder, Morris, Salzmann, Towle and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENT:

Robert P. Fetch, age 48;

Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.);

W. Thomas Hudson, Jr., age 59;

Stephen I. McGruder, age 57;

Robert G. Morris, age 56.

Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

VICE PRESIDENTS:

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

David G. Builder, age 47 (with Lord Abbett since 2000, formerly Equity Analyst at Bear Stearns from 1996 to 1998, prior thereto Equity Analyst at Weiss, Peck & Greer);

Daniel E. Carper, age 49;

John J. DiChiaro, age 43 (with Lord Abbett since 2000, formerly Vice President -Securities Group of WAFRA Investment Advisory Group from 1988 to
2000);

Lesley Jane Dixon, age 37;

Daniel H. Fracarelli, age 46;

Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly Assistant President of Credit Suisse Asset Management from 1992 to 1997);

Gerard S. E. Heffernan, Jr., age 37 (with Lord Abbett since 1998, formerly a Portfolio Manager at CL Capital Management Company; from 1996 to 1998, prior thereto Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Jerald Lanzotti, age 33;

Gregory M. Macosko, age 53 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Royce Associates);

A. Edward Oberhaus, III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

Christopher J. Towle, age 43;

TREASURER:

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 13, 2001, our officers and trustees, as a group, owned less than one percent of the outstanding shares of the All Value Fund, World Bond-Debenture Series, and Alpha Series. As of February 13, 2000, our officers and trustees, as a group owned 1.68% of International Series of the outstanding shares for the Fund's Class A shares. As of February 13, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following shareholders owned more than 5% of a particular class of such Fund's outstanding shares:

INTERNATIONAL SERIES
State Street Bank & Trust Co.                   Class P                 21.00%
Maurakis Appraisal Services Inc.
Frank M. Shield
PO Box 2,  Danville, VA

WORLD BOND DEBENTURE SERIES
Mesirow Financial Inc.                          Class A                 6.73%
Donald Lord & Myrna Lord JTTEN
350 N. Clark St.,  Chicago, IL

Painewebber f/b/o                               Class B                 5.11%
Dorothy R. Rush & Marvin F. Rush Co-ttees
23B Heather Way,  Candler, NC

Painewebber f/b/o                               Class B                 5.16%
Marvin F. Rush Rev Tr
Dorothy R. Rush as Co-ttees
23B Heather Way,  Candler, NC

Barbara A. Keppel                               Class C                 5.01%
P.O. Box 10901,   Portland. ME

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Trust: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Paul
A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli
M. Salzmann, and Christopher J. Towle. The other general partners are:
Stephen I. Allen, Zane E. Brown, John E. Erard, Daria L. Foster, Michael
B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rates for each Fund are as follows:

      - for the World Bond-Debenture Series and the International Series, at the annual rate of .75 of 1%,

      - for allocating the Alpha Series' assets among the underlying funds, at an annual rate of .50 of 1%,

      - for the All Value Fund the fee is calculated at the following annual rates:

             .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Series' assets over $500 million.

For the fiscal years ended October 31, 2000 and 1999, such fees amounted to $1,040,754 and $736,518 for Alpha Series; $ 1,792,139 and $1,471,719 for
Growth & Income Series, now known as All Value Fund; $2,127,038 and $1,450,892 for International Series; and $87,774 and $90,266 for World Bond-Debenture Series for the same periods.

Although not obligated to do so, for the fiscal year ended October 31, 2000, Lord Abbett has waived all or part of its management fees and has assumed other expenses for the Alpha Series and the World Bond-Debenture Series. For the fiscal year ended October 31, 2000, Lord Abbett did not waive management fees for the Growth & Income Series (now known as the All Value Fund) and the International Series.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN

The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286 is each Fund's custodian. In accordance with the requirements of Rule 17f-5, the Board of Trustees have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Rules adopted by the Securities & Exchange Commission under the Act, permit the International Series to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The International Series' portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Trustees in accordance with such rules.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in the Funds' Annual

Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution. For foreign securities purchased or sold by the International Series, the selection is made by the Sub-Adviser. The Sub-Adviser is responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in Lord Abbett's opinion, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended October 31, 2000, 1999, and 1998, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,118,967, $260,023, and $466,874, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to each Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in each Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in prospectus of each Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                                   Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                       on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                                                5.0%
On the 1st, before the 2nd                                                    4.0%
On the 2nd, before the 3rd                                                    3.0%
On the 3rd, before the 4th                                                    3.0%
On the 4th, before the 5th                                                    2.0%
On the 5th, before the 6th                                                    1.0%
On or after the 6th anniversary                                               None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed.

If such shares are exchanged into the same class of another Lord
Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on

Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, each Funds' method of valuation.

For each class of shares, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" "trustees", and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" "our trustees", and "employees of Lord Abbett" also include retired directors, trustees, and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or a Fund has business relationships.

The maximum offering prices of each Fund's Class A shares on October 31, 2000 were computed as follows:

                                                                             All Value Fund (formerly
                                                     Alpha Series            the Growth & Income Series
                                                     ------------            ---------------------------
Net asset value per share (net assets
  divided by shares outstanding)                        $17.46                          $11.53

Maximum offering price per
  share (net asset value divided by
  .9425 in both cases)                                  $18.53                          $12.23

                                                     International             World Bond-Debenture
                                                        Series                        Series
                                                     ------------            ---------------------------
Net asset value per share (net assets
  divided by shares outstanding)                        $14.48                          $ 8.47

Maximum offering price per
  share (net asset value divided by
  .9425 and .9525, respectively)                        $15.36                          $ 8.89

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged
Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class
B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of
21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least

$10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Funds at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. All dividends are taxable to shareholders whether reinvested in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Funds' shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholder of record on a specified date in those months however, is deemed to be paid by the Fund, and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders of the Alpha Series and the All Value Fund, who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. Shareholders of other Funds may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by their Fund if more than 50% of the value of the Fund's total assets at the close of the tax year consists of stocks or securities in foreign corporations, it has distributed at least 90% of its investment company taxable income and net tax-exempt interest, and it makes an election to pass through to its shareholders the right to take the credit or deductions for foreign taxes. If such an election is made, the Fund will send an annual written notice to its shareholders indicating the amount that the shareholder may, for purposes of determining, treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

Each Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by a Fund.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold investments and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

The tax rules of various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Each shareholder should consult his tax adviser as to the state and local consequences of an investment in the Fund.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                                           YEAR ENDED OCTOBER 31
                                        ---------------------------------------------------------------
                                            2000                    1999                     1998
                                        -------------           --------------          ---------------
Gross sales charge                        $2,884,037              $2,562,452               $4,398,403

Amount allowed to dealers                 $2,440,046              $2,199,701               $3,780,924
                                          ----------              ----------               ----------
Net commissions received
  by Lord Abbett                          $  443,991              $  367,751               $  617,479
                                          ==========              ==========               ==========

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to each Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to each Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above the following table indicates the average annual compounded rates of total return for each Fund, per Class, for one, five, ten, or since inception where applicable. Past performance is not indicative of future results.

                                                                                                           Since
                                       1 Year                  5 Year               10 Year              Inception
                                       ------                  ------               -------              ---------
Alpha Series
Class A shares                         10.40%                     -                    -                2.98% (3/18/98)
Class B shares                         11.40%                     -                    -                3.61% (3/18/98)
Class C shares                         15.35%                     -                    -                4.63% (3/18/98)

All Value Fund
Class A shares                          5.10%                     -                    -               18.44% (7/15/96)
Class B shares                          5.80%                     -                    -               14.59% (6/5/97)
Class C shares                          9.74%                   17.97%                 -               16.61% (1/3/94)

International Series
Class A shares                           4.60%                    -                    -               12.11% (12/13/96)
Class B shares                           5.42%                    -                    -               11.60% (6/2/97)
Class C shares                           9.74%                    -                    -               12.24% (6/2/97)
Class P shares                          11.03%                    -                    -               12.61% (3/8/99)

World Bond-Debentures Series
Class A shares                          -3.40%                    -                    -               -0.85% (3/18/98)
Class B shares                          -3.72%                    -                    -                0.49% (3/18/98)
Class C shares                           0.05%                    -                    -                0.35% (3/18/98)

Each Fund's yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing such Fund's net investment income per share earned during the period by such Fund's maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of
(i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

For the 30-day period ended October 31, 2000, the yield for the World Bond-Debenture Series' Class A, B, and C shares were 8.45%, 8.21% and 8.21%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2000 with respect to the Alpha Series, Growth & Income Series (now known as All Value
Fund), International Series, World Bond-Debenture Series, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett Securities Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.